UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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☐ Preliminary Information Statement
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☑ Definitive Information Statement
CAVANAL HILL FUNDS
3435 Stelzer Road
Columbus, Ohio 43219
(Name of Registrant As Specified In Charter)
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INFORMATION STATEMENT IN CONNECTION WITH ACTIONS TAKEN BY WRITTEN CONSENT
PROPOSAL ONE (All Funds)
ELECTION OF TRUSTEES
PROPOSAL TWO (All Funds)
SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
PROPOSAL THREE (All Funds)
REMOVAL OF ARKANSAS LAW INVESTMENT RESTRICTION

CAVANAL HILL FUNDS

Cavanal Hill Balanced Fund
Cavanal Hill U.S. Large Cap Equity Fund
Cavanal Hill Short-Term Income Fund
Cavanal Hill Intermediate Bond Fund
Cavanal Hill Bond Fund
Cavanal Hill Intermediate Tax-Free Bond Fund
Cavanal Hill U.S. Treasury Fund
Cavanal Hill Cash Management Fund
Cavanal Hill Tax-Free Money Market Fund

3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-762-7085
http://www.cavanalhillfunds.com

INFORMATION STATEMENT IN CONNECTION WITH
ACTIONS TAKEN BY WRITTEN CONSENT

We are not asking you for a proxy, and you are requested not to send us a proxy.

GENERAL

This Information Statement is being furnished to shareholders of record (the “Shareholders”) of the Cavanal Hill Balanced Fund, Cavanal Hill U.S. Large Cap Equity Fund, Cavanal Hill Short-Term Income Fund, Cavanal Hill Intermediate Bond Fund, Cavanal Hill Bond Fund, Cavanal Hill Intermediate Tax-Free Bond Fund, Cavanal Hill U.S. Treasury Fund, Cavanal Hill Cash Management Fund and Cavanal Hill Tax-Free Money Market Fund (each a “Fund” and collectively, the “Funds”), each a series of the Cavanal Hill Funds, a Massachusetts business trust (the “Trust”), in connection with certain proposals (the “Proposals”) made by the Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of the Trust to the Shareholders for their consideration and action. The Board has received the written consent to the adoption of the Proposals from the holders of a majority of the shares in the Trust (the “Consent”) and, in accordance with the Trust’s constituent instruments, the Proposals have, therefore, been approved on behalf of the Shareholders. Accordingly, the Proposals have been adopted and will be implemented. This Information Statement is provided to you for informational purposes.

The Proposals that were made by the Board and have been approved by the written consent of the holder of a majority of the shares in the Trust are:

(1) To elect David L. Foster as a Trustee;

(2) To elect Scott Grauer as a Trustee;

(3) To amend and restate the Trust’s Amended and Restated Agreement and Declaration of Trust; and

(4) To remove an investment restriction related to Arkansas law contained in the Trust’s Statements of Additional Information.

This Information Statement is being mailed or given to shareholders starting on or about January 5, 2010. The Consent is effective January 26, 2010.

The Board fixed the close of business on December 22, 2009 as the record date (the “Record Date”) for determination of Shareholders entitled to vote on the Proposals. Accordingly, Shareholders of record on such date are entitled to receive this Information Statement. As of the Record Date, the number of shares outstanding for the Funds is listed in the table below:

Cavanal Hill Balanced Fund Institutional: 3,841,728 Investor: 1,497,896	Cavanal Hill U.S. Large Cap Equity Fund Institutional: 2,140,977 Investor: 167,886	Cavanal Hill Short-Term Income Fund Institutional: 3,632,904 Investor: 1,963,926
Cavanal Hill Intermediate Bond Fund Institutional: 1,142,318 Investor: 1,156,896	Cavanal Hill Bond Fund Institutional: 1,952,153 Investor: 951,845	Cavanal Hill Intermediate Tax-Free Bond Fund Institutional: 3,068,112 Investor: 253,660
Cavanal Hill U.S. Treasury Fund Institutional: 216,210,410 Administrative: 571,407,286 Select: 0 Service: 47,679,393	Cavanal Hill Cash Management Fund Institutional: 495,481,012 Administrative: 588,606,785 Select: 0 Service: 2,740	Cavanal Hill Tax-Free Money Market Fund Institutional: 33,133,265 Administrative: 81,534,762 Select: 430,468,836 Service: 1,056

Article V of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) grants shareholders such power to vote as is provided for in the Bylaws of the Trust. Article 11, Section 11.4 of the Trust’s Bylaws permits any action that may be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meeting of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders. On December 23, 2009, the holders of a majority of the Shares consented to the adoption of the Proposals effective January 26, 2010. Accordingly, the Proposal’s adoption shall become effective on that effective date.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS
APPROVE THE PROPOSALS.

PROPOSAL ONE (All Funds)

ELECTION OF TRUSTEES

The Following Proposals have been approved on behalf of the Shareholders in the Consent. Accordingly, the Proposal has been adopted and Messrs. Foster and Grauer have been elected by the Shareholders as Trustees effective January 26, 2010.

The Nominations Committee of the Trust nominated David L. Foster and Scott Grauer (the “Nominees”) to be elected by Shareholders to serve on the Board. Mr. Foster currently serves as a Trustee of the Trust, elected by the Board. A Shareholder vote electing the Nominees was sought by the Board because only two of the three current Trustees have been elected by shareholders, and Mr. Bradshaw has indicated an intention to resign upon election of a replacement Trustee. Mr. Steven G. Bradshaw was elected by Shareholders in 2007 and Mr. William H. Wilson Jr. was elected by Shareholders in 2008. Federal law requires a Shareholder vote if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by Shareholders. The Board approved the nominations with the belief that the Proposal is in the best interests of the Funds and recommended that Shareholders approve the election of the Nominees. Messrs. Foster and Grauer have each consented to being named in this Information Statement and agree to serve as a Trustee. The Trust has been informed by Mr. Bradshaw that, effective upon the election of Mr. Grauer as a Trustee, he will resign as a Trustee.

The Board has overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Currently, Mr. Bradshaw is an Interested Trustee because he is (1) a Senior Executive Vice President of BOK Financial Corporation, Inc. (“BOKF”), the indirect parent of Cavanal Hill Investment Management, the investment adviser to and administrator of the Funds, and (2) the Chairman of BOSC, Inc., the distributor of the Trust. Mr. Grauer would be an Interested Trustee because he is (1) an Executive Vice President of Bank of Oklahoma, N.A., the direct parent of Cavanal Hill Investment Management and (2) the President of BOSC, Inc. Affiliates of BOKF have investment and voting discretion over a substantial majority of each Fund’s securities. Messrs. Wilson and Foster are Independent Trustees.

The Board met five times during the Trust’s most recently completed fiscal year. The Trust has established procedures for shareholders to send communications to the Board. Communications should be sent in writing to the Board of Trustees of the Cavanal Hill Funds, c/o Kristin Walters, Secretary to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. The Secretary of the Trust then will promptly forward copies of all appropriate written correspondence to the Board. During the fiscal year ended August 31, 2009, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

Standing Committees.  There are two standing committees of the Board, an Audit Committee and a Nominations Committee (each a “Committee”).

The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to act as a liaison between the Trust’s independent registered public accountants and the full Board; and to act as a qualified legal compliance committee. Messrs. Foster and Wilson serve on this Committee; Mr. Foster serves as chair of the committee. Each member of the Committee is an Independent Trustee. For the fiscal year ended August 31, 2009, there were four meetings of the Audit Committee.

The purpose of the Nominations Committee is to nominate persons to serve as members of the Board. Mr. Wilson, an Independent Trustee, serves on this Committee. The Committee has a written charter. The Committee will consider and evaluate nominees properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Recommendations should be submitted in writing to the Trust, to the attention of Kristin Walters, the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. During the fiscal year ended August 31, 2009, the Nominations Committee did not meet. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Nominations Committee will accept shareholder recommendations on a continuous basis.

The Nominations Committee’s process for identifying and evaluating nominees involves first determining whether it is in the best interests of the Trust and its shareholders to nominate an independent person or an interested person to fill any vacancy. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. With respect to Independent Trustee nominees, the Committee may consider candidates recommended by (a) members of the Committee, (b) other members of the Board, (c) shareholders or (d) the Trust’s management. Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively, as well as compatibility with respect to business philosophy and personal style. Particular attention will be devoted to ensuring independence in both substance and appearance. When a viable candidate has been identified, the members of the Committee will conduct in-person interviews of each such candidate. When all of the candidates recommended to the Committee have been evaluated and interviewed, the Committee shall determine which of the viable candidates should be presented to the Board for selection to become a member of the Board. With respect to Interested Trustee nominees, the Committee may consider candidates recommended by (a) members of the Committee (b) other members of the Board or (c) the Trust’s management. Each candidate will be evaluated by the Committee in terms of relevant business and industry positions and/or experience that would enable the candidate to serve effectively as an Interested Trustee, as well as compatibility with respect to business philosophy and personal style. When all of the candidates recommended to the Committee have been evaluated, the Committee will determine which of the viable candidates should be presented to the Board for selection to become a member of the Board.

The Trustees, including the Nominees, and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

INDEPENDENT TRUSTEES

				Number of
				Portfolios
	Position(s)	Term of		in Fund	Other
	Held	Office and		Complex	Directorships
	with the	Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	Funds	Time Served	During the Past 5 Years	Trustee	Trustee*

William H. Wilson Jr Age: 51	Trustee, Chairman	Indefinite, 5/08 — Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms	9	N/A
David L. Foster Age: 61	Trustee [Nominee]	Indefinite, 5/08 — Present	Chief Executive Officer of The Williford Companies	9	N/A

INTERESTED TRUSTEE

				Number of
				Portfolios
	Position(s)	Term of		in Fund	Other
	Held	Office and		Complex	Directorships
	with the	Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	Funds	Time Served	During the Past 5 Years	Trustee	Trustee*

Steven G. Bradshaw** Age: 50	Trustee	Indefinite, 9/07 — Present	From October 2003 to present, Senior Executive Vice President, Consumer Banking and Wealth Management, BOK Financial Corporation (“BOK Financial”); from 1995 to present, Chairman, BOSC, Inc.; from December 1999 to October 2003, Executive Vice President, Consumer Banking Manager, BOK Financial.	9	N/A
Scott Grauer Age 45	Trustee [Nominee]	Indefinite, 1/10 — Present	From July 2008 to present, Executive Vice President Wealth Management, BOK Financial Corporation and Chairman Cavanal Hill Investment Management, Inc.; from September 1991 to present, President and CEO, BOSC, Inc.	9	N/A

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Messrs. Bradshaw and Grauer are treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Bradshaw is an “interested person” because he is a Senior Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, and the Chairman of BOSC, Inc., the distributor of the Trust. Mr. Grauer is an “interested person” because he is an Executive Vice President of the Bank of Oklahoma, the direct parent of Cavanal Hill Investment Management, for which he serves as Chairman, and the President of BOSC, Inc., the distributor of the Trust. The Trust has been informed by Mr. Bradshaw that, effective upon the election of Mr. Grauer as a Trustee, he will resign as a Trustee.

OFFICERS

Number of
Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	with the Funds	Time Served	During the Past 5 Years	Trustee	Trustee*

Art Jensen Age: 43	Treasurer	Indefinite, 8/08 — Present	From July 2008 to present, SVP of Citi Fund Services Ohio, Inc. From April 2005 to July 2008, VP at JPMorgan Funds Management, Inc. From June 2001 to April 2005, VP at BISYS Fund Services.	N/A	N/A
James L. Huntzinger Age: 59	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	N/A	N/A
Fred J. Schmidt Age: 50	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08 — Present	From 2004 to present, employee of Citi Fund Services Ohio, Inc., CCO Services. From 2002 to 2004, President, FJS Associates.	N/A	N/A
Kristin L. Walters Age: 37	Secretary	Indefinite; 4/08 — Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	N/A	N/A

The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices.

The following table discloses the dollar range of equity securities beneficially owned (as determined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by each Trustee, including the Nominee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of August 1, 2009.

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of	Investment Companies Overseen
	Equity Securities	by Trustee in the Family of
Name of Trustee or Nominee for Trustee	in the Funds	Investment Companies

INDEPENDENT TRUSTEES
William H. Wilson Jr.	N/A	none
David L. Foster	N/A	$10,001 - $50,000
INTERESTED TRUSTEE
Steven G. Bradshaw		none*
Scott B. Grauer		$10,001 - $50,000*

*	Under the definition of “beneficial ownership” used for purposes of the foregoing table, Mr. Bradshaw, who is an executive officer of BOKF, is not considered the beneficial owner of any Fund securities with respect to which BOKF or its affiliates has investment or voting discretion. Affiliates of BOKF have investment and voting discretion over a substantial majority of each Fund’s securities.

To the best of the Trust’s knowledge, as of August 1, 2009, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEES COMPENSATION

	Aggregate	Pension or
	Compensation from	Retirement
	the Funds for the	Benefits Accrued	Estimated Annual	Total Compensation
	Fiscal Year Ending	as Part of Fund	Benefits	from Fund Complex
Name of Trustee	August 31, 2009	Expenses	Upon Retirement	Paid to Trustee

Williams H. Wilson Jr.	$60,000	None	None	$60,000
David L. Foster	$60,000	None	None	$60,000
Steven Bradshaw	N/A	N/A	N/A	N/A

The following table lists any trustees, officers or nominees for trustee of the Cavanal Hill Funds who hold positions with affiliated persons or the distributor of the Cavanal Hill Funds:

Name	Positions Held with Affiliated Persons or Distributor of the Funds

Steven G. Bradshaw	BOKF, Senior Executive Vice President BOSC, Inc., Chairman
Scott B. Grauer	BOKF, Executive Vice President BOSC, Inc., President and CEO Cavanal Hill Investment Management, Inc., Chairman

PROPOSAL TWO (All Funds)

SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST

The Following Proposal has been approved on behalf of the Shareholders in the Consent. Accordingly, the Second Amended and Restated Agreement and Declaration of Trust of the Trust has been approved and shall become effective January 26, 2010.

The Board has unanimously approved the proposed amendment and restatement of the Declaration through the Second Amended and Restated Agreement and Declaration of Trust of the Trust (the “New Declaration”), and recommended to Shareholders that they approve the New Declaration. The form of the New Declaration, marked to show changes from the Declaration, is attached to this Information Statement as Exhibit A. The Trustees took this action for several reasons, including their belief that it is in the interest of the Trust to update the Declaration, which has not been materially revised in 19 years.

Shareholders are directed to the New Declaration attached to this Information Statement, which exhibit shows each change being made to the Declaration, which exhibit is incorporated into this Information Statement by this reference. Without limiting the New Declaration as so incorporated, the principal changes made in the New Declaration include the following:

•	Creating a right of Shareholders to request meetings to consider the election of Trustees and remove Trustees upon the vote of not less than two-thirds of the holders of outstanding shares.

•	Creating a right of Shareholders to amend the Declaration of Trust, without Trustee approval, upon the vote of not less than two-thirds of the holders of outstanding shares.

•	Providing a right to indemnification for Trustees and others that may not be unilaterally reduced retroactively.

•	Providing the right for Trustees to suspend redemption by Shareholders or postpone the date of payment or the recordation of transfer of shares, as permitted under the 1940 Act or applicable law.

•	Eliminating the Trustees’ ability to terminate the Trust, unless approved by a majority vote.

•	Other non-substantive provisions.

The Declaration provides that it may be amended by the recommendation of the Trustees and the approval to such amendment by the holders of a majority of the Shares. The Trustees have recommended the amendment, and the holders of a majority of the Shares on the Record Date have, via the Consent, consented to the approval of the New Declaration in lieu of a shareholder vote. Accordingly, the New Declaration has been approved and will be effective as of January 26, 2010.

PROPOSAL THREE (All Funds)

REMOVAL OF ARKANSAS LAW INVESTMENT RESTRICTION

The Following Proposal has been approved on behalf of the Shareholders in the Consent. Accordingly, the Investment Restriction has been removed effective January 26, 2010.

The Board has unanimously approved the removal of the Arkansas Law investment restriction, and recommended to Shareholders that they approve the removal of the investment restriction. The following language appears in Restriction #9 of the Bond and Equity Statement of Additional Information (“SAI”) and Restriction #13 of the Money Market SAI, each as effective January 1, 2009:

For as long as Shares of each Fund are registered in Arkansas and for so long as the State of Arkansas so requires, invest more than 10% of a Fund’s total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. As of the date of this SAI, the State of Arkansas did not require this restriction.

As indicated, there is no applicable Arkansas law. However, investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund.

The Trustees have recommended the removal, and the holders of a majority of the Shares on the Record Date have, via the Consent, consented to the removal of the investment restriction in lieu of a shareholder vote. Accordingly, the investment restriction removal has been approved and will be effective as of January 26, 2010.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Declaration and the New Declaration do not provide for annual shareholder meetings, and no such meetings are planned for 2009. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a future shareholders’ meeting (if any) must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

Cost of Solicitation

The Trust will pay the cost of preparing, printing and mailing this Information Statement and all other costs incurred with the solicitation of written consent, including any additional solicitation made by letter, telephone or otherwise.

Service Providers

Investment Adviser

Cavanal Hill Investment Management is the adviser for the Funds. Cavanal Hill Investment Management is a separate, wholly-owned subsidiary of the Bank of Oklahoma, N.A. (“BOK”). It began serving as Investment Adviser to the Funds on May 12, 2001. Cavanal Hill Investment Management, subject to the supervision of the Board of Trustees of the Funds, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of September 30, 2009, Cavanal Hill Investment Management had approximately $4.6 billion in assets under management.

BOK is a subsidiary of BOKF. George B. Kaiser is the principal shareholder of the issued and outstanding common stock of BOKF. Subsidiaries of BOKF provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of September 30, 2009, BOKF and its subsidiaries had approximately $11.2 billion in assets under management.

Administrator

Cavanal Hill Investment Management also serves as administrator to each Fund. The Administrator assists in supervising all operations of each Fund (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for that Fund). The Administrator is an investment adviser registered with the SEC.

Sub-Administrator

Effective July 1, 2004, Citi became the Sub-Administrator to the Funds pursuant to an agreement between Cavanal Hill Investment Management and Citi. Pursuant to this agreement, Citi assumed many of the Administrator’s duties, for which Citi receives a fee, paid by the Administrator. Citi’s principal business offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distributor

BOSC, Inc., with its principal business offices at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, serves as distributor to each Fund. The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc.

Independent Public Accountants

KPMG LLP (“KPMG”) has been selected as Independent Registered Public Accounting Firm. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Share Ownership Information

To the best of the Trust’s knowledge, as of the Record Date, the Officers and Trustees of Cavanal Hill Funds, as a group, owned less than 1% of the Shares of any Fund of Cavanal Hill Funds.

The table below indicates each person known by Cavanal Hill Funds to own beneficially 5% or more of the Shares of the following Funds of Cavanal Hill Funds on December 1, 2009.

Percent of the
Class Total
Assets Held by
Fund/Class	the Shareholder

BOND FUND — INVESTOR SHARES
NABANK & CO	74.19%
PO BOX 2180 TULSA, OK 74101
FRONTIER TRUST COMPANY FBO	18.03%
BIOTECH INC 401 K PLAN 193499 PO BOX 10758 FARGO, ND 58106
BOND FUND — INSTITUTIONAL SHARES
NABANK & CO	87.89%
PO BOX 2180 TULSA, OK 74101
KIM MARSHALL	12.11%
CITY OF LENEXA DEFINED BENEFIT PENSION PLAN 12350 W. 87th STREET PARKWAY LENEXA, KS 66215
INTERMEDIATE BOND FUND — INVESTOR SHARES
NABANK & CO	77.18%
PO BOX 2180 TULSA, OK 74101
PERSHING LLC	11.23%
1 PERSHING PLAZA JERSEY CITY, NJ 07399
INTERMEDIATE BOND FUND — INSTITUTIONAL SHARES
NABANK & CO	99.48%
PO BOX 2180 TULSA, OK 74101

Percent of the
Class Total
Assets Held by
Fund/Class	the Shareholder

INTERMEDIATE TAX-FREE BOND FUND — INVESTOR SHARES
NABANK & CO	22.98%
PO BOX 2180 TULSA, OK 74101
TD AMERITRADE CLEARING, INC.	13.59%
1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005
KENNETH LASH	7.31%
KENNETH LASH LIVING TRUST DTD 05/03/97 PO BOX 850084 YUKON, OK 73085-0084
JUNE MITCHELL	6.29%
1002 N. BEAVER GUYMON, OK 73942
LAURA E. BESHARA	6.06%
6800 S. GRANITE AVE TULSA, OK 74136-7040
INTERMEDIATE TAX-FREE BOND FUND — INSTITUTIONAL SHARES
NABANK & CO	99.83%
PO BOX 2180 TULSA, OK 74101
SHORT-TERM INCOME FUND — INVESTOR SHARES
PERSHING LLC	68.02%
1 PERSHING PLAZA JERSEY CITY, NJ 07399
NABANK & CO	16.09%
PO BOX 2180 TULSA, OK 74101
SHORT-TERM INCOME FUND — INSTITUTIONAL SHARES
NABANK & CO	99.14%
PO BOX 2180 TULSA, OK 74101
U.S. LARGE CAP EQUITY FUND — INVESTOR SHARES
NABANK & CO	58.73%
PO BOX 2180 TULSA, OK 74101
PERSHING LLC	7.53%
1 PERSHING PLAZA JERSEY CITY, NJ 07399
U.S. LARGE CAP EQUITY FUND — INSTITUTIONAL SHARES
NABANK & CO	99.98%
PO BOX 2180 TULSA, OK 74101
BALANCED FUND — INVESTOR SHARES
NABANK & CO	92.62%
PO BOX 2180 TULSA, OK 74101

Percent of the
Class Total
Assets Held by
Fund/Class	the Shareholder

BALANCED FUND — INSTITUTIONAL SHARES
NABANK & CO	100.00%
PO BOX 2180 TULSA, OK 74101
U.S. TREASURY FUND — ADMINISTRATIVE SHARES
NABANK & CO	100.00%
PO BOX 2180 TULSA, OK 74101
U.S. TREASURY FUND — INSTITUTIONAL SHARES
NABANK & CO	99.16%
PO BOX 2180 TULSA, OK 74101
U.S. TREASURY FUND — SERVICE SHARES
NABANK & CO	100.00%
PO BOX 2180 TULSA, OK 74101
CASH MANAGEMENT FUND — ADMINISTRATIVE SHARES
NABANK & CO	98.23%
PO BOX 2180 TULSA, OK 74101
CASH MANAGEMENT FUND — INSTITUTIONAL SHARES
NABANK & CO	80.72%
PO BOX 2180 TULSA, OK 74101
HEALTHCARE SERVICE CORPORATION	18.19%
300 E. RANDOLPH ST. CHICAGO, IL 60601
CASH MANAGEMENT FUND — SERVICE SHARES
NABANK & CO	99.95%
PO BOX 2180 TULSA, OK 74101
TAX-FREE MONEY MARKET — ADMINISTRATIVE SHARES
NABANK & CO	100.00%
PO BOX 2180 TULSA, OK 74101
TAX-FREE MONEY MARKET FUND — INSTITUTIONAL SHARES
NABANK & CO	100.00%
PO BOX 2180 TULSA, OK 74101
TAX-FREE MONEY MARKET FUND — SELECT SHARES
NABANK & CO	99.98%
PO BOX 2180 TULSA, OK 74101
TAX-FREE MONEY MARKET FUND — SERVICE SHARES
SOUTHWEST TRUST	100.00%
PO BOX 880 TULSA, OK 74101

IMPORTANT NOTICE REGARDING AVAILABILITY OF INFORMATIONAL MATERIALS

Only one Information Statement is being delivered to multiple Shareholders sharing an address unless the Fund has received contrary instructions.

The most recent Annual Report of the Trust, including financial statements, for the fiscal year ended August 31, 2009 has been previously mailed to shareholders. If you would like to receive additional copies of this Information Statement or the Annual Report free of charge, please contact the Trust by writing to or calling Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035, 1-800-762-7085.

This Information Statement and the Annual Report is available on the Cavanal Hill Funds’ website by visiting http://www.cavanalhillfunds.com

This Information Statement should be kept for future reference.

EXHIBIT A

SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
TRUST SHOWING CHANGES FROM AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF TRUST

CAVANAL HILL FUNDS
(formerly, AMERICAN PERFORMANCE FUNDS)

SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST

~~AGREEMENT AND DECLARATION OF TRUST~~This Second Amended and Restated Agreement and Declaration of Trust made ~~at Boston, Massachusetts this 1st day of~~ as of January 26, 2010 hereby amends and restates in its entirety the Agreement and Declaration of Trust dated October 1, 1987~~, by the Trustees hereunder, and by the holders of shares of beneficial interest be issued hereunder as hereinafter provided,~~ (as amended and restated ~~as of~~ August 20, 1990~~.~~ and as further amended December 1, 2008), by the Trustees hereunder (the “Trustees”).

WITNESSETH~~that~~:

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferrable ~~shares~~Shares in accordance with the provisions hereinafter set forth.

WHEREAS, the Trustees and the holders of in excess of a majority of the Shares (as defined below) outstanding have agreed to amend and restate the Agreement and Declaration of Trust in its entirety.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro ~~rate~~rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

~~Name~~

Section 1.1.  Name.  This Trust shall be known as “Cavanal Hill Funds”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

~~Definitions~~

Section 1.2.  Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or classes of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or classes of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter”, and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” shall mean this Agreement and Declaration of Trust as amended or restated from time to time; ~~and~~

(h) “Bylaws” shall bean the Bylaws of the Trust as amended from time to time~~.~~;

(i) Either gender shall include the other and the singular shall include the plural and vice versa.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities and debt instruments and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Section 3.1.  Division of Beneficial Interest~~Section 1.~~.  The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each series may be divided into two or more classes, as the Trustees may, without shareholder approval, authorize. The number of Shares authorized shall be unlimited. The beneficial interest in each series shall be divided into Shares, with a par value of $0.00001. Unless the Trustees have authorized the issuance of Shares of a series in two or more classes, each Share of a series shall represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a series in two or more classes, then the classes may have such variations as to dividend, redemption and voting rights, net asset values, expenses borne by the classes, and other matters as the Trustees have authorized. The investment objective, policies, and restrictions governing the management and operations of each series and class, including the management of assets belonging to any particular series, may from time to time be changed or supplemented by the Trustees, subject to the requirements of the 1940 Act. ~~The number of Shares authorized shall be unlimited.~~ The Trustees may from time to time divide or combine the Shares of any series or of any class of a series into a greater or lesser number without thereby changing the proportionate beneficial interests in the series.

Section 3.2.  Ownership of Shares ~~Section 2~~.  The ownership of Shares shall be recorded on the books of the Trust ~~or a transfer or similar agent.~~. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and as to the number of Shares of each series held from time to time by each Shareholder.

~~Investment in the Trust~~

~~Section 3.  The Trustees shall~~ Section 3.3.  No Preemptive Rights.  Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 3.4.  Purchase of Shares.  The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they from time to time authorize. The Trust may reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares as permitted under the 1940 Act. Each accepted investment shall be credited to the Shareholder’s account in the form of full and fractional Shares of the appropriate series of the Trust, at the net asset value per Share next computed after receipt of the investment.

Section 3.5.  Net Asset Value Per Share.  The net asset value per Share of each series of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the 1940 Act. Assets shall be valued and net asset value per Share shall be determined by such Person or Persons as the Trustees may appoint under the supervision of the Trustees in such manner not inconsistent with the 1940 Act and any orders of the Securities and Exchange Commission received by the Trust, as the Trustees may determine.

Section 3.6.  Assets and Liabilities.  All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

~~No Preemptive Rights~~

~~Section 4.  Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.~~

The assets belonging to any series of the Trust shall be charged with the direct liabilities in respect of such series and with all expenses, costs, charges, and reserves attributable to such series, and shall also be charged with the share of such series of the general liabilities, expenses, costs, charges, and reserves of the Trust which are not readily identifiable as belonging to a particular series in proportion to the relative net assets of the respective series, as determined at such time or times as may be authorized by the Trustees.

Section 3.7.  Status of Shares and Limitation of Personal Liability.  ~~Section 5.~~ Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The rights accruing to a Shareholder under this Section 3.7 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein; however, a Shareholder of any series of the Trust shall be indemnified only from assets belonging to that series. Neither the Trust nor the Trustees, nor any officer, employee ~~or~~nor agent of the Trust shall have any power to bind personally any Shareholder, ~~nor except as specifically provided herein~~ to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, except as provided herein.

ARTICLE IV

The Trustees

~~Election~~

~~Section 1.  There shall initially be one Trustee who shall be Stephen G. Mintos.~~

Section 4.1.  Number, Election and Tenure.  The number of Trustees shall be as provided in the Bylaws or as fixed from time to time by the Trustees. The shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

Section 4.2.  Shareholder Rights with Respect to Trustees.  The Trustees shall promptly call a Shareholders’ meeting for the election of Trustees whenever required by law or upon the request of the holders of not less than twenty percent of the outstanding Shares entitled to vote. The Trustees will assist shareholder communications to the extent provided for in Section 16 (c) of the 1940 Act. Upon written request of the holders of record of not less than one-half of the outstanding Shares, the Trustees shall include in the slate of nominees at least one qualified candidate that meets the standards of independence under the 1940 Act and that is not currently an incumbent Trustee. The holders of record of not less than two-thirds of the outstanding Shares shall have the power to remove a Trustee from office either by written consent filed with the transfer or similar agent of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

Section 4.3.  Effect of Death, Resignation, Removal, etc. of Trustee.  The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

~~Effect of Death, Resignation, etc. of a Trustee~~

~~Section 2.~~

Section 4.4.  Trustee Powers.  ~~The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.~~

~~Section 3.~~ Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility~~.~~and to do all such things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust, though such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may enlarge or reduce their number, may fill vacancies in their number, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause upon the majority vote of the other Trustees; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matter, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

(c) To act as a distributor of shares and as underwriter of, or broker or dealer in, securities or other property;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(g) To allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series;

(h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(i) To join with other security holders in acting through a committee depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(l) To borrow funds;

(m) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

(o) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(p) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Law may engage. The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Section 4.5.  Payment of Expenses by Trust.  ~~Section 4.~~ The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, sub-adviser, principal underwriter, auditor, counsel, independent trustee counsel, custodian, sub-custodian, transfer agent, administrator, sub-administrator, distributor, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising~~n~~in connection with a particular series of Shares as determined by the Trustees, shall be payable solely out of the assets of that series.

Section 4.6.  Ownership of Assets of the Trust.  ~~Section 5.~~ Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Section 4.7.  Advisory, Management and Distribution.  ~~Section 6.~~ The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for one or more Sub-Advisers who shall perform all or part of the obligations of the Manager under such Contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time tot time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(~~i~~a) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(~~ii~~b) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests~~.~~, shall not affect the validity or any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or exercising any other right that comes before Shareholders or create any liability or accountability to the Trust or its Shareholders.

Any contract entered into pursuant to this Section 4.7 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal.

Section 4.8.  Compensation.  The Trustees shall be entitled to receive reasonable compensation from the Trust, and they may fix the amount of their compensation. Subject to the requirements of the 1940 Act, nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and payment for the same by the Trust.

ARTICLE V

Shareholders’ Voting Powers and Meetings

~~Shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to the provisions of the Bylaws.~~

Section 5.1.  Shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to the provisions of, this Declaration of Trust, the Bylaws or the 1940 Act. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting. Shares may be voted in person or by proxy. The authorization for a proxy to act may be obtained by written authorization or by telephone, facsimile or alternative transmission, provided that such telephone or facsimile transmission is performed in accordance with legal requirements and procedures adopted by the Board of Trustees. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series, except (i) where required by law, Shares shall be voted by individual series, and (ii) if the Trustees shall have determined in good faith that a matter affects the interests of one or more but fewer than all series, then only the Shareholders of such affected series shall be entitled to vote thereon.

Section 5.2.  Meetings of the Shareholders of the Trust may be called by the Trustees, and shall be called by the Trustees whenever required by law or upon the written request of holders of at least twenty percent of all the outstanding Shares entitled to vote.

Section 5.3.  Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or in this Declaration of Trust) consent to the action in writing and such written consents are filed with records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5.4.  No Shareholder shall be deprived of the right to vote any Shares held by him, her or it, by reason of any affiliation, contract, relationship, contract or arrangement with the Trust or any other person or entity, including without limitation, any person or entity that provides services to the Trust.

ARTICLE VI

Distributions, Redemptions and Repurchases

Section 6.1.  Distributions.  ~~Section 1.~~  The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series such income and capital gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year’s income of each series shall be distributed pro ~~rate~~ rata to Shareholders in proportion to the number of Shares of each series held by each of them. Such distributions shall be made in cash or Shares or a combination thereof as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

Section 6.2.  Redemptions and Repurchases.  ~~Section 2.  The~~ To the extent the assets of the Trust are legally available for such redemption, the Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefore the net asset value thereof, as next determined in accordance with the Bylaws, less such redemption charge or fee as the Trustees may determine from time to time. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 6.2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by rules of the Commission, during periods when training on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. The Trust may refuse to honor a request by a Shareholder for redemption of his Shares for a specified time after such Shareholder’s purchase of such Shares, such specified time, if any, to be set forth in the Bylaws.

Section 6.3.  Redemptions at the Option of the Trust.  ~~Section 3.~~  The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with the Bylaws (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time ~~tot~~to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees. In addition, if the Net Income of any series of Shares of the Trust which uses the amortized cost method of valuation pursuant to the 1940 Act is determined at any time to be a negative amount, then, with respect to a Shareholder owning Shares of such series, such Shareholder’s pro rata share of such negative amount shall constitute a liability of such Shareholder to the Trust which shall be paid at such times and in such manner as the Trustees may from time to time determine out of such Shareholder’s accrued dividend account in such series or otherwise. As used in this ~~Article VI,~~ Section 6.3, “Net Income” shall mean all interest income accrued on portfolio investments of the series plus or minus realized or unrealized gains and losses on portfolio investments of the series, less all actual and accrued expenses and liabilities determined in according with generally accepted accounting practices. Determination of Net Income of a series made by the Trustees, or as they may authorize, in good faith, shall be binding on all parties concerned.

Section 6.4.  Suspension of Right of Redemption.  The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment or the recordation of transfer of Shares of any series, as permitted under the 1940 Act or applicable law. Such suspension or postponement shall take effect at such time as the Trustees shall specify but not later than the close of business of the business day following the declaration of suspension or postponement, and thereafter there shall be no right of redemption or payment or transfer until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

Section 6.5.  Conversion Rights.  The Trustees shall have the authority to provide from time to time that the holders of Shares of any series shall have the right to convert or exchange said Shares for or into Shares of one or more other series in accordance with such requirements and procedures as may be established from time to time by the Trustees.

Section 6.6.  Dividends, Distributions, Redemptions and Repurchases. ~~Section 4.~~ No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or any series) with respect to, nor any redemption or repurchase of, the Shares of any series shall be effected by the Trust other than from the assets of such series.

ARTICLE VII

~~Compensation and~~ Limitation of Liability ~~of Trustees~~

~~Compensation~~

~~Section 1.  The Trustees as such shall be entitled reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and payment for the same by the Trust.~~

~~Limitation of Liability~~

~~Section 2.~~ Section 7.1.  No Personal Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefore. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 7.2.  Trustee’s Good Faith Action, No Bond or Surety.  The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 7.3.  Liability of Third Persons Dealing with Trustees.  No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

ARTICLE VIII

Indemnification

~~Trustees, Officers, etc.~~

~~Section 1.  The Trust shall indemnify each of its Trustees and officers~~Section 8.1.  Mandatory Indemnification.  Every person who is, or has been, a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person~~except~~. Provided, however, no indemnification shall be provided hereunder to a Covered Person with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office~~.~~(each, “Disabling Conduct”).

Section 8.2.   Expenses.  Expenses of preparation and presentation of a defense to any claim, including counsel fees~~so~~, incurred or reasonably anticipated by any ~~such~~ Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be advanced, paid directly or reimbursed from time to time by the Trust, upon request by the Covered Person, in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay to the Trust any such amounts ~~so~~ paid ~~to~~by the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial~~type inquiry) that~~-type inquiry), which review shall be sufficient to form the basis of a reasonable, but not necessarily conclusive, belief that (y) with regard to a Covered Person who is or was a disinterested Trustee, there is a rebuttable presumption that the Covered Person did not engage in Disabling Conduct, or (z) with regard to any other Covered Person, there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 8.3.  Compromise Payment. ~~Section 2.~~  As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of ~~willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office~~Disabling Conduct, indemnification shall be provided if (~~a~~i) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of ~~willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b)~~ Disabling Conduct, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of ~~willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.~~Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust or to have been liable to the Trust or its Shareholders by reason of~~willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office~~Disabling Conduct.

Section 8.4.  Indemnification Not Exclusive, ~~Section 3.~~ Definitions.  The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, (a) the term “Covered Person” shall include such person’s heirs, executors and administrators, and (b) a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by rule, regulation or order of the Commission~~) and against whom none of such actions, suits or other proceedings or another action, suit, or other proceeding on the same or similar grounds is then or has been pending.~~). Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

Section 8.5.   No Reduction of Coverage for Disinterested Trustees.  The indemnification obligations set forth in this Article VIII, and the financial protection afforded thereby, are intended to survive the termination of the

Trust and may be satisfied by (a) insurance policies maintained or purchased by the Trust or on its behalf, (b) by means of other appropriate credit supports, or (c) by other reasonable means, any of the foregoing which shall be determined in writing and approved by the Board of Trustees (including a majority of the disinterested Trustees) prior to any termination of the Trust. The financial protection provided by this Article VIII and the indemnification provisions set forth herein shall not be reduced, amended or altered in any manner that adversely affects the amount of financial protection or rights to indemnification of any Covered Person who, as of the date hereof or hereafter, serves or has served as a disinterested Trustee without the written consent of such Covered Person.

Section 8.6.  Shareholders ~~Section 4.~~  In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

ARTICLE IX

Miscellaneous

~~Trustees, Shareholders, etc. Not Personally Liable; Notice~~

~~Section 1.  All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefore. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.~~

~~Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officers or officer and not individually and that the obligation of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.~~

~~Trustee’s Good Faith Action, Expert Advice, No Bond or Surety~~

~~Section 2.  The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.~~

~~Liability of Third Persons Dealing with Trustees~~

~~Section 3.  No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.~~

~~Duration and Termination of Trust~~

~~Section 4.~~
Section 9.1.  Duration and Termination of Trust.  Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by:

A. the vote of Shareholders holding at least a majority of the Shares of each series entitled to vote ~~on by the Trustees by written notice to the Shareholders. Any~~. Similarly, any series of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote ~~or by the Trustees by written notice to the Shareholders of such series~~.

B. The Trustees, with the vote of a majority of the outstanding Shares of any series of the Trust, may sell and convey the assets belonging to such series to another trust or corporation that is a management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series and which may include beneficial interests of such trust or stock of such corporation.

C. The Trustees, with the vote of a majority of the outstanding Shares of any series of the Trust, may sell and convert into money all the assets belonging to such series.

D. Without the vote of a majority of the outstanding Shares of any series of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may combine the assets belonging to any two or more series into a single series if the Trustees reasonably determine that such combination will not have a material adverse effect on the Shareholders of each series affected thereby.

Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated~~,~~ (and including any expenses related to the coverage provided in Article VIII hereof), of the Trust or of the particular series as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination.

Section 9.2.  Filing of Copies, References, Headings ~~Section 5.~~  The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, an all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a party hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.3.  Applicable Law ~~Section 6~~.  This Declaration of Trust is made in The Commonwealth of Massachusetts~~, and it~~. It is created under and is to be governed by ~~and~~, construed and administered ~~accordingly~~according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

~~Amendments~~ The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advise of counsel, that any of such provisions is in conflict with the 1940 Act or other applicable laws or regulations, the conflicting provision shall be deemed never to have constituted part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions or render invalid any action taken or omitted prior to such determination.

Section ~~7~~ 9.4.  Amendments.  This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares of each series entitled to vote, except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required. This Declaration of Trust may be amended without the prior approval by the Trustees to such amendment by the affirmative vote of the Shareholders of record of not less than two-thirds of the outstanding Shares of beneficial interest, except that an amendment which shall affect the holders of one or more series of Shares but not all outstanding series shall be authorized by vote of the Shareholders holding not less than two-thirds of the Shares entitled to vote of each series affected. Amendments having the purpose of changing the name of the Trust, or establishing, changing, or eliminating the par value of the shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Declaration of Trust as Trustees and not individually, as of the ~~20th~~      day of ~~August, 1990~~          , 2009.

William H. Wilson Jr.

David L. Foster

Steven G. Bradshaw